Investor Conference October 9, 2013

Forward Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements involve known and unknown risks and uncertainties, which may cause our actual results in future periods to differ materially from our forecasted results . Detailed information concerning those risks and uncertainties are readily available in our most recent Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q which have been filed with the U . S . Securities and Exchange Commission . 2

Historical Financial Information Non - GAAP Financial Measures Where indicated, certain financial information herein has been presented on a non - GAAP basis . This basis adjusts for items that management believes are not indicative of the Company’s underlying operating performance . Reference should be made to the Company’s annual earnings releases for all periods for the nature of such adjustments and for a reconciliation of such non - GAAP measures to the Company’s financial results prepared in accordance with GAAP . 3

INTRODUCTION VIDEO

Investor Highlights David Jaffe President & CEO

Vision “Serve our shareholders and create value by becoming a family of leading retail concepts with $10 billion in sales and top tier profitability.” 6

Mission “Making people feel good about themselves.” 7

Current Structure 8 8

Unique Business Model 9

Organization Structure 10

Diversification 11

Transition 12

Investor Highlights • Diversified portfolio • Significant top line growth opportunities • Margin upside from shared services & synergies • Strong Balance Sheet & Cash Flow • Future opportunities 13

Michael Rayden CEO, Justice

Executives Present 15 Lece Lohr Executive Vice President Chief Merchandising Officer Rolando De Aguiar Executive Vice President Chief Financial Officer Scott Bracale President Agency

Our mission is to enhance tween’s self - esteem by providing them the “hot - est” fashion and lifestyle products, in a fun environment … all at a great value for mom! 16 Our Mission

Our Positioning 17 More Fashionable Less Fashionable High Price Low Price

Our FY14 Strategic Initiatives 18

Our FY14 Strategic Initiatives • Brothers Brand Expansion • Ecommerce Sales Growth • Justice Sales Growth 19

Brothers • Brothers Brand Expansion – Continue to add Brothers into Justice stores 20

Brothers • Brothers Brand Expansion – Continue to add Brothers into Justice stores – Enhance Brothers apparel assortment and expand into accessories 21

Brothers • Brothers Brand Expansion – Continue to add Brothers into Justice stores – Enhance Brothers apparel assortment and expand into accessories – Grow margin rates and dollars 22

Brothers 23

Brothers 24

FY14 Strategic Initiatives • Ecommerce Sales Growth 25

Ecommerce • Ecommerce Sales Growth – Leverage New Platform 26

Ecommerce • Make Price Savings More Visible 27 BEFORE

Ecommerce • Make Price Savings More Visible 28 BEFORE AFTER

Ecommerce • Ecommerce Sales Growth – Leverage New Platform – Making Our Price Savings More Visible – Enhance Mobile Capabilities 29

FY14 Strategic Initiatives • Justice Sales Growth 30

Justice • Justice Sales Growth – Deliver Hottest Trends 31

Store Remodels and Openings 971 Stores in U.S. and Canada currently • More store in small - size markets • 25 new Justice/Brothers • Planning 50 Brothers conversions 32

Justice • Justice Sales Growth – Deliver Hottest Trends – New U.S. and Canadian Stores – Evolve Compelling Value Message 33

Compelling Value 34 Interested Not Interested 2013 2009 10% off 25% off 30% off 40% off

Compelling Value 35

Compelling Value 36 Interested Not Interested 2013 60% off 50% off 40% off 30% off 2009 10% off 25% off 30% off 40% off 40+20% off

Compelling Value 37 $40M $28M $48M Tween Girls Market Growth vs LY +1%, +$18M *NPD Fashion World 6ME July ’13

Evolution Test and Learn • Buy One, Get One • 50% Off • In Store Flash Sales • The Next…… 38

Opportunities 39 McDonald’s Commercial

Opportunities 40

Justice continues to dominate the EST Brand Equities Brand Equity 41 Aug ‘13 FiSite Survey of Tween Girl Category Buyers

Justice continues to dominate the EST Brand Equities Brand Equity 42 Aug ‘13 FiSite Survey of Tween Girl Category Buyers # 2 BIG - EST HOT - EST EASY - EST 42% 9% 44% 9% 41% 11%

% Ranked #1 LY 33% TY 43% TY 7% Brand Equity 43 Still the Cool – EST and getting even Cooler with Girls! Aug ‘13 FiSite Survey of Tween Girl Category Buyers

Justice Letter 44

Linda I. Heasley President & CEO

Executives Present Scott Glaser Senior Vice President Chief Financial Officer Lou Ann Bett Executive Vice President Chief Merchandising Officer Lauren Tessaro Senior Vice President GMM – Cacique Intimates 46

Our Vision 47 All women deserve great fashion. Lane Bryant helps her discover and establish her personal style – inside and out, head to toe – as she celebrates every moment and occasion. Life is her runway! We are her fashion connection.

Initial Observations • Lack of clarity on target customer • Product & pricing inconsistency • Messaging mixed • Excessively promotional • Inventory, margin, quality challenges • Declining active customer base 48

Actions Taken • Fashion focus • Improve product quality • Enhance visual presentation and messaging in store and on - line • Continue integration efforts • Position talent and organization for growth • Identify the target customer 49

Our Customer – Who She Was • 25 – 55, evenly distributed • HH income $70 - $75k • 58% mothers with children at home • Size selling 22 - 28 50

Our Customer - Today • Capturing a new customer – Shift in age: 25 - 35 – Bridge sizes vs. true plus - size – “Born plus” vs. “Evolved plus” 51

Lower Price Higher Price More Fashionable Less Fashionable Competitive Market 52

Brand Positioning • Lifestyle Driven Assortments • Fashion Relevance • Strategic Collaborations • Marketing Mix • Store Design 53

Lifestyle Driven Assortments • Wear to Work 54

Lifestyle Driven Assortments • Wear to Work • Activewear 55

Lifestyle Driven Assortments • Wear to Work • Activewear • Accessories & footwear 56

Lifestyle Driven Assortments • Activewear • Wear to Work • Accessories & footwear • Cacique intimates 57

Fashion Relevance Lane Collection 58

Strategic Collaborations 59

Marketing Mix • Aspirational position • More targeted promotions • Redeployment of spend 60

Store Environment 61

Evolving Business Model 62 • Mid - single digit comps • Ecommerce growth • Expanding customer base and increasing share of wallet

Evolving Business Model 63 • Inventory management • Targeted promotions reducing markdowns • IMU: Sourcing, Command ticket where possible

Evolving Business Model 64 • Leverage the box: Sales per SF • Inventory turn

Evolving Business Model 65 • Operating expenses • Integration synergy • Corporate overhead

Evolving Business Model 66 • Real estate • Store environment • Marketing vehicles • Ecommerce / digital

Evolving Business Model 67

68

George Goldfarb President

Executives Present Erin Stern Executive Vice President Chief Merchandising Officer Brian Thun Senior Vice President Chief Financial Officer 70

Our Vision “Simply the Best Hometown Specialty Retailer” 71

National Market Positioning More Fashionable Less Fashionable High Price Low Price 72

Small Market Positioning More Fashionable Less Fashionable High Price Low Price 73

Our Customer Who is Liv? • Ages 20 - 35 • HH income of $40 - $75K • Life stage …ranges from school… to family…to young professional • More likely to be …college - educated, full - time employee, ethnically diverse 74

Strategic Initiatives • Merchandising transformation • Growing the top line profitably 75

Merchandising Transformation • Hybrid sourcing model • Develop design capability 76

Merchandising Transformation Past Future Reliance on vendors for trends Department store philosophy Broad and shallow assortment In - house trend & design Vertical philosophy Increase narrow and deep penetration 77

Merchandising Transformation Marketing Strategy • Aspirational story • Support key seasonal drivers • Strengthened analytics • Omni - Channel 78

Growing the Top Line Profitably • New store expansion • New décor rollout • Ecommerce growth • Expansion categories 79

New Store Expansion 877 Stores in 46 States and Canada • Small to mid - market focus • 1,200+ store potential Existing Stores 58% 37% 5% Strip Malls Outlet 80

New Store Expansion 81 Existing Stores Future Locations 877 Stores in 46 States and Canada • Small to mid - market focus • 1,200+ store potential 58% 37% 5% Strip Malls Outlet

New Décor Rollout 82

New Décor Rollout 83

New Décor Rollout 84

Ecommerce Growth 85 $23M $ 42M $ 63M 2011 (3% of Sales) 2012 (5% of Sales) 2013 (7% of Sales) +83% +50% Note: Figures shown exclude shipping and handling, and other revenue. FY11 FY12 FY13

Expansion Categories • Accessories • Plus • Dressy • Active Wear 86

“Simply the Best Hometown Specialty Retailer” 87

Jeff Gerstel President

Executives Present 89 Lori Wagner Executive Vice President Ecommerce Chief Marketing Officer John Pershing Executive Vice President Human Resources Raana Zia Senior Vice President Chief Financial Officer

Purpose Inspiring Women to Look & Feel Beautiful 90

Purpose 91

Reinvigorating a Brand • Talent • Brand • Product • Growth • Culture 92

Talent • People who believe what we believe • Blend t enure / new blood • Vision and d rive 93

Brand • Clarify our customer • Position ourselves competitively 94

Clarify our Customer • Segmentation 95

Clarify our Customer • Target customer • Market opportunity 96

Position Ourselves 97 More Fashionable Less Fashionable High Price Low Price 97

Product • Brand right merchandise • Hybrid model • Inventory management • Telling our story 98

Product 99 Brand right merchandise

Product • Hybrid model 100

• New inventory approach Product 101

Product Telling our Story 102

Growth • Brand / Product • Real estate • Store productivity • Ecommerce 103

Growth Real Estate / Store Productivity 104

Growth Ecommerce 105

Inspiring women to look & feel beautiful

Eric Specter Acting President

Executives Present 108 Joan Munnelly Senior Vice President Chief Merchandising Officer Brett Schneider Senior Vice President Finance and Operations

Our Mission 109 To serve the lifestyle and fit needs of women size 18+ with current fashion inspiring her to look and feel her best

More Fashionable Less Fashionable High Price Low Price Competitive Market 110 110 110

Extended Size Competition 111 111 111 More Fashionable Less Fashionable High Price Low Price

Sales by Size 112 112 112 Plus Market Sales By Size source: The NPD Group, Inc.

Transforming the Business • Merchandising Transformation • Sales Productivity 113

Merchandising Transformation Product 114 114

Merchandising Transformation Product • Anywear Collection • Petites • Footwear 115

Merchandising Transformation Sourcing 116

Merchandising Transformation Marketing 117

Sales Productivity - Stores 118

Sales Productivity 750 EXP Stores • 40 stores • Innovation lab • Develop best in class business practices • Learnings to be rolled to chain 119

Ecommerce 120

In Summary 121

Shared Services John Sullivan Chief Operating Officer

Executives Present 123 Ronnie Robinson President Ascena Global Sourcing John Pershing Executive Vice President Human Resources

Our Mission “Support all current and future brand partners to better execute their business plans by providing high quality expertise and cost effective service with passion, integrity and respect.” 124

Integration Strategies • Transform distribution centers • Redesign transportation network • Unify technology platforms • Expand product sourcing • Optimize business processing 125

Transform Distribution Centers National Retail Distribution Center • Cost Efficiency • Processing Flow • Operational Planning – Spring 2014 126

Transform Distribution Centers Progress… 127

Transform Distribution Centers National Ecommerce Fulfillment Center • Insource Ecommerce • Efficient, Cost Effective • Operational Planning – Spring 2014 Greencastle, Indiana 128

Redesign Transportation Network Opportunity • Optimize all global freight Approach • Reengineer outbound delivery network • Consolidate and leverage carrier contracts 129

Expand Direct Sourcing • Increase direct sourcing volume in all brands • Consolidated product sourcing teams domestically and in Asia • Implement Supply Chain software 130

Transform Technology Platforms • Consolidate data centers • Standardize core processing systems across all brands – Point of Sale – Financial – Warehouse Management – Merchandising • Unify technology teams 131

Shared Service Capabilities Finance Accounting Human Resources Business Services Sourcing Distribution & Global Logistics Information Technology 132

Closing Thoughts….. Transformation progress…. Plan Execute Innovate 133

Financial Highlights Dirk Montgomery Chief Financial Officer

Executives Present Jay Levine Senior Vice President Chief Accounting Officer Robb Giammatteo Senior Vice President Financial Planning & Analysis 135

Attractive Investment Considerations • Diversified portfolio • Significant top line growth opportunities • Margin upside from shared services & synergies • Strong Balance Sheet & Cash Flow • Future opportunities 136

Youthful Mature Income Diversified Portfolio Justice Lane Bryant maurices dressbarn Catherines HHI $88K $70K $75K $73K $69K Age 7 - 12 yrs old 30 - 45 yrs old 17 - 34 yrs old 35 - 55+ yrs old 45+ yrs old 137

Annual New Store Growth: 1% to 2% FY12 FY13 FY14E 422 397 376 827 826 830 832 877 919 805 788 795 942 971 1,005 Justice Lane Bryant maurices dressbarn Catherines 3,828 3,859 3,925 138

Strong Ecommerce Growth FY12PF* FY13 FY14E 28 35 40 25 41 49 45 66 75 113 147 175 90 111 135 Justice Lane Bryant maurices dressbarn Catherines 135/9% ($M) 301 474 400 Penetration FY14E 9% 16% 8% 5% 13% 10% ascena +33% +19% * FY12 proforma includes a full year for Lane Bryant & Catherines 139

Annual Revenue Growth: 4% to 7%+ Annual Potential 1% to 2% unit development 0.7% to 1.5% Ecommerce growth 1.5% to 2.5% 2% to 4% store comps 1.8% to 3.6% Total Annual Revenue Growth 4% to 7%+ 140

Key Initiatives Drive Margin Upside ($M) FY13 FY14 FY15 - 16 Actual Estimate Target Total Overhead $14 $7 $14 $35 Synergies* 3 11 46 60 Total $17 $18 $60 $95 * Savings estimated pre - tax excluding depreciation and integration expense 141

Synergy Initiatives On Track Cumulative Synergy Saves By Category* Ecommerce fulfillment $22 Retail distribution 15 Transportation 3 Non - Merchandise Procurement 10 Corporate benefits & administration 8 Common systems 2 Direct sourcing opportunity TBD Total $60 * Savings estimated pre - tax excluding depreciation and integration expense ($M) 142

10%+ Long Range Operating Margin FY13 operating margin 7.1% Synergies & overhead reduction* +60 to 80 BPS Operating expense leverage +100 to 150 BPS Gross margin improvement +130 to 150 BPS Operating Margin 10%+ * * Savings impact on margin is net of depreciation 143

FY14 Is Peak Year For CapEx FY12PF* FY13 FY14E 41 77 204 100 166 187 50 47 34 IT Store Transformational ($M ) 425 290 191 Capital Expenditures * FY12 proforma includes a full year for Lane Bryant & Catherines 144

Strong Excess Cash Flow 198 136 77 204 214 221 511 618 Cash Flow (b) Other CapEx Transformational CapEx (a) Debt Repayment FY13 ($M) (a) Includes transformational DC, IT and Building projects (b) Cash flow defined as operating cash flow plus asset sale and financing activity proceeds 489 561 Cash Flow Uses FY14E Cash Flow Uses 145

Strong Balance Sheet: Zero Net Debt 4 th Quarter Ended ($M) July 27, 2013 Cash & Investments $189 Inventory 541 Total Assets $2,872 Debt 136 Total Liabilities 1,315 Total Equity 1,556 Total Liabilities & Equity $2,872 Strong Balance Sheet and Cash Flow 146

Long - Term Economic Model Annual sales growth of 4% to 7%+ Operating margin of 10%+ Annual EPS growth of 10%+ 147

Our Vision “Serve our shareholders and create value by becoming a family of leading retail concepts with $10 billion in sales and top tier profitability.” 148

Attractive Investment Considerations • Diversified portfolio • Significant top line growth opportunities • Margin upside from shared services & synergies • Strong Balance Sheet & Cash Flow • Future opportunities 149

Investor Conference October 9, 2013